Exhibit 99.1 SVB Capital Performance Snapshot June 30, 2023

Arial (Headings) Arial (Body) Fund of Funds Performance FUND FUND VINTAGE NET IRR NET TVPI NET DPI VINTAGE NET IRR NET TVPI NET DPI SIZE SIZE SIF VIII 2016–18 $499M SIF I 2000–02 $122M 27.9%3.04x 0.32x -1.7%0.88x0.87x SIF IX 2018–20 $703M 20.2% 1.70x0.00x SIF II 2004–06 $175M 11.3%2.13x2.05x SIF X 2020–22 $1,263M N/M N/M N/M SIF III 2006–08 $256M 12.3%2.65x2.22x SIF XI 2022-24 $1,179M N/M N/M N/M SIF IV 2008–11 $245M16.4%3.42x2.49x Top 5% SIF V 2011–13 $293M 26.4%5.64x3.94x SIF V- 2012-13 $56M 24.6% 5.08x 2.58x A Opp SIF VI 2013–14 $324M 22.1%3.95x1.37x SIF VII 2015–16 $332M 23.0% 3.32x 1.00x Performance is reflective of (i) highest fee-paying Limited Partners as of 6/30/23 and (ii) reinvestment of distributions from underlying investments. Net to Limited Partner TVPI. N/M - “Not Meaningful,” as metrics for fund vintages 2020 and newer do not represent sufficient time passed for accurate performance evaluation. SVB Capital Management ǀ Proprietary and Confidential Please see the important “Disclosures” section to help 2 interpret the information and data provided in this presentation

Arial (Headings) Arial (Body) Direct Equity Performance FUND VINTAGE NET IRR NET TVPI NET DPI SIZE (1) CP I 2000 $56M 11.0% 2.65x 2.65x CP II 2006 $90M 20.4% 3.00x 2.94x CP III 2014 $172M 12.8% 1.86x 1.25x VOF I 2015 $183M 18.3% 2.31x 1.58x (2) CP IV 2017 $229M 12.1% 1.52x 0.00x 3rd Q (3) CP V 2020 $305M 12.6% 1.24x 0.00x CP VI 2022 $199M N/M N/M N/M Performance is net to Limited Partners and as of 6/30/2023 and reflects reinvestment of distributions from underlying investments. N/M - “Not Meaningful,” as metrics for CP VI (fund vintage 2022) do not represent sufficient time passed for accurate performance evaluation. VOF I includes fund investments as well as direct investments. $88M was allocated to direct company investments as of 6/30/2023. (1) CP I was fully realized in 2020. (2) CP IV recycled $30.1M based on proceeds from four portfolio companies. (3) CP V recycled $8.6M based on proceeds from two portfolio companies. SVB Capital Management ǀ Proprietary and Confidential Please see the important “Disclosures” section to help 3 interpret the information and data provided in this presentation

Arial (Headings) Arial (Body) Credit Performance GROSS GROSS FUND LOAN PRINCIPAL NET NET NET VINTAGE INV. INV. COMMIT. COMMIT. FUNDED IRR TVPI DPI IRR TVPI (1) IC I-VII Pre-2018 $760M $1,408M $1,063M 21.0% 1.44x 30.0% 1.71x 1.65x IC VIII 2018 $606M $2,768M $2,245M 17.0% 1.23x 20.5% 1.59x 0.41x IC VIII-A 2021 $207M $463M $370M 0.15x 11.1% 1.13x 9.6% 1.15x ICG IX 2022 $650M $557M $306M N/M ICI II 2022 $155M $28M $26M Please see “Credit Disclosures“ at the end of this presentation to help interpret historical performance data provided herein. Performance as of 6/30/2023 and reflects reinvestment of distributions from underlying investments. N/M - “Not Meaningful,” as metrics for fund vintages 2022 to present do not represent sufficient time passed for accurate performance evaluation. (1) Funds I-VII were managed by WestRiver Management, LLC. Loan commitments, principal funded, and gross performance metrics are presented on an aggregated basis, while net performance metrics are only presented for Levered Feeder Funds I-V, and Funds VI-IX on an aggregated basis. Unlevered Feeder Funds I-V are excluded from the aggregated net performance metrics because these vehicles employed a materially different leverage profile than the leverage profile expected for Fund IX. The net performance for an investor in the Unlevered Feeder Funds I-V may have been be lower than a corresponding investment by an investor in the Levered Feeder Funds I-V because of the different leverage profile for these investments. SVB Capital Management ǀ Proprietary and Confidential Please see the important “Disclosures” section to help 4 interpret the information and data provided in this presentation

Arial (Headings) Arial (Body) SVBFG Capital & Carried Interests in SVB Capital Managed Funds SVBFG Capital Interest SVBFG Carry Interest SVBFG Total ITD ITD NAV (Capital ITD Carry ITD Carry ITD Carry Unfunded Contributions Distributions Interest) Accrued Distributed Undistributed NAV TVPI Commitment Fund of Funds $290.2 $172.6 $205.8 $248.6 $94.4 $153.5 $359.2 2.2x $83.6 Direct 8.4 24.6 0.1 80.3 46.1 33.9 34.0 12.4x 1.4 Credit 5.0 0.3 5.3 54.7 5.4 49.2 54.5 12.0x 12.0 SVBFG Ownership $303.6 $197.5 $211.1 $383.6 $146.0 $236.6 $447.8 2.6x $97.0 The carried interest amounts presented above represent the amount of profits interest allocated to SVB Financial Group and do not include any amounts attributable to other participants or members of the general partnerships or entities Note: Dollars in millions. As of September 30, 2023. The Fund of Funds, Direct, and Credit funds are marked to market on a quarterly basis. An exception to this is REF which is marked to market monthly. SVB Capital Management ǀ Proprietary and Confidential Please see the important “Disclosures” section to help 5 interpret the information and data provided in this presentation

Arial (Headings) Arial (Body) D I S C L O S U R E S No Representation Beyond Presentation/PPM. No person has been authorized to give any information or make any representation other than as set forth in this presentation and any representation or information provided but not set forth herein must not be relied upon as having been authorized by the Funds, the General Partner, SVB Capital Management, LLC, or any of their respective directors, officers, managers, employees, members, partners, shareholders, affiliates, or agents. The delivery of this document does not imply that the information herein is correct as of any time subsequent to the date on the cover hereof (or such earlier date as may be designated herein with respect to information set forth herein). This presentation is not complete and may be changed and/or supplemented from time to time. For all purposes at law or equity, each Fund shall be conclusively deemed to be the sole and exclusive maker of all statements within this presentation. Confidential and Proprietary. The recipient acknowledges that this presentation and related documentation constitute proprietary and confidential information, that the General Partner, SVB Capital Management, LLC and each Fund derive independent economic value from the contents of this presentation and related documentation not being generally known, and that the General Partner and SVB Capital Management, LLC have taken reasonable efforts to maintain the secrecy of such contents. The recipient further agrees that the contents of this presentation are a trade secret, the disclosure of which is likely to cause substantial and irreparable competitive harm to SVB Capital Management, LLC and the Fund. Each person who has received a copy of this presentation (whether or not such person purchases any interests) is deemed to have agreed (i) to return this presentation to the General Partner upon request if such person has not purchased an interest, (ii) not to disclose any information contained in this presentation except to the extent that such information was (a) previously known by such person through a source (other than the Fund or its partners) not bound by any obligation to keep confidential such information, (b) in the public domain through no fault of such person, or (c) later lawfully obtained by such person from sources (other than the Fund or its partners) not bound by any obligation to keep such information confidential, and (iii) to be responsible for any disclosure of this presentation, or the information contained herein, by such person or any of its directors, officers, managers, employees, members, partners, shareholders, affiliates, agents or representatives. Forward-Looking Statements. The information in this presentation contains “forward-looking statements” as that term is used in securities laws. All statements regarding the General Partner’s expected or potential financial position, projections, business, and strategies are forward-looking statements. Although the General Partner and its management believe that the expectations reflected in these forward-looking statements are reasonable and have based those statements on the beliefs of and assumptions made by the General Partner and its management, such expectations may prove to be incorrect. Past Performance is Not Indicative of Future Returns. In considering any prior performance or investment history information that may be contained in this presentation, prospective investors should understand that such information that may be indicated herein is neither a guarantee nor indicative of the future performance or investment returns of the Fund, and actual events or conditions that will impact the Fund’s performance may not be consistent with, and may differ materially from, historical events or conditions. An investment in the Fund does not represent an interest in any indicated investment or any investment portfolio of any related or other investment vehicle, including any investment vehicle managed by SVB Capital Management, LLC or any of its affiliates. Any information regarding prior performance of other investments, including affiliated investment vehicles and investment vehicles managed by SVB Capital Management, LLC is not necessarily indicative of actual results to be obtained by the Fund. Except as otherwise provided, the prior return and investment history information contained herein has not been audited or verified by any independent party and should not be considered representative of the returns that may be received by the Fund or its investors. Certain factors exist that may affect comparability including, among others, the deduction of fees and expenses and the payment of a carried interest (which may be different for the Fund). There can be no assurance that the Fund will achieve comparable results or be able to avoid losses. Certain Defined Terms. The below capitalized terms as used herein have the meanings ascribed to them below: • Net DPI. The ratio or amounts distributed to Limited Partners of the Fund to contributions. • Net TVPI. The ratio of current value of remaining investments within the Fund plus the total distributions to Limited Partners to date to the total contributions of Limited Partners to date. • Net IRR. The dollar-weighted internal rate of return, net of management fees and carried interest generated by an investment in the Fund. This return considers the daily timing of all cash flows and cumulative fair stated value, as of the end of the reported period. Economics vary by Funds. The Funds have various economic models that vary by fund structure and strategy. Generally, the direct equity and credit funds pay management fees of up to 2% and/or profit interests of up to 25%. Generally, Fund of Funds pay management fees up to 1% and/or profit interests of up to 7.5% based on fund, strategy, and other factors. Not an Offer. This report does not constitute an offer to sell or a solicitation of an offer to buy an interest in any fund sponsored by any affiliate of SVB Capital Management, LLC. Such an offer can be made solely to accredited investors (or the applicable equivalent thereof) in accordance with all applicable laws by means of the organizational agreements for the specific fund, subject to all of the risks described therein. Fiduciary Rule - Not Investment “Advice” Under ERISA. The information contained herein is not “investment advice” as defined under ERISA and the US Tax Code. Further, SVB Capital Management, LLC is not being paid for any financial planning or needs analysis services from qualified plan assets and, therefore, is not an “investment advice fiduciary” concerning any qualified plan under ERISA and the US Tax Code. SVB Capital Management ǀ Proprietary and Confidential Please see the important “Disclosures” section to help 6 interpret the information and data provided in this presentation

DISCLOSURES

Copyrights and Trademarks. All material presented, unless specifically indicated otherwise, is under copyright to SVB Capital Management, LLC and its affiliates and is for informational purposes only. All SVB Capital Management, LLC trademarks, service marks and logos used in this material are trademarks or service marks or registered trademarks or service marks of SVB FG. SVB Capital Management, LLC is permitted to use such trademarks, service marks and logos under a non-transferable and exclusive license.

Third Party Information Not Independently Verified; Opinions Expressed May Change. Certain information contained herein has been obtained from published sources and from third parties, including, without limitation, management projections, market forecasts, internal and external surveys, market research, publicly available information and industry publications. In addition, certain information contained herein may have been obtained from companies in which investments have been made by entities affiliated with SVB Capital Management, LLC or entities formerly affiliated with the principals, officers or employees of the SVB Capital Management, LLC or its affiliates (each such company and entity, a "third party source"). While believed to be reliable, none of the Fund, the General Partner, SVB Capital Management, LLC, any third-party source or any of their respective directors, officers, managers, employees, members, partners, shareholders, affiliates, or agents assumes any responsibility for the accuracy or completeness of such information. Similarly, internal surveys, forecasts or market research, while also believed to be reliable, have not been independently verified and none of the Fund, the General Partner, SVB Capital Management, LLC, any third-party source or any of their respective affiliates makes any representation as to the accuracy of such information. This presentation contains opinions which are expressed as of the date hereof and may change as subsequent conditions vary.

Not Individualized Advice for Investor; Tax Treatment Not Confidential. The contents of this presentation should not be considered to be legal, tax, investment or other advice, and each recipient should consult with its counsel and advisors as to all legal, tax, regulatory, financial, and related matters concerning an investment in the Fund and as to whether the interests in the Fund are suitable for such investor. Further, prospective investors should inform themselves as to the legal requirements and tax consequences within the countries of their citizenship, residence, domicile, and place of business with respect to the acquisition, holding, or disposal of the interests, and any foreign exchange restrictions that may be relevant thereto. Notwithstanding anything herein to the contrary, the confidential nature of this presentation will not apply to information related to the tax treatment or the tax structure of the transactions contemplated herein. For this purpose, "tax structure" is limited to any facts relevant to the U.S. federal income tax treatment of the transactions and does not include information relating to the identity of the parties.

Not Approved by Regulator. Neither the U.S. Securities and Exchange Commission (the "SEC") nor any other regulatory authority has approved, passed on or endorsed the merits of any investment opportunity that may be described herein. No regulatory authority or other third party has confirmed the accuracy or determined the adequacy of this presentation. Any representation to the contrary is a criminal offense.

Currency Reference. The reference currency of the Fund is U.S. dollars and accordingly all references to "dollars" or "$" herein refer to U.S. dollars.

Interests Not Registered. The interests in the Fund have not been registered under the U.S. Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state or non-U.S. Jurisdiction and will be offered and sold in reliance on exemptions from the registration requirements of the securities act and such laws. The interests in the Fund are subject to restrictions on transferability and resale and may not be transferred or resold except as permitted under the Securities Act and applicable state or non-U.S. Securities laws pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of investment in the interests for an extended period of time. There will not be any public market for the interests. Transfers of interests are generally prohibited without the consent of the General Partner, and certain federal, state, and non-U.S. Securities laws also restrict transfers of interests. The Fund will not be registered as an investment company under the U.S. Investment Company Act of 1940, as amended.

Not Registered with the CFTC. Each of the General Partner and SVB Capital Management, LLC is exempt from registration with the U.S. Commodity Futures Trading Commission (the "CFTC") as a commodity pool operator ("CPO"). Therefore, unlike a registered CPO, the General Partner and SVB Capital Management, LLC are not required to deliver a disclosure document (as defined under CFTC regulations) to participants in the Fund. The General Partner and SVB Capital Management, LLC qualify for exemption from registration with the CFTC because, among other things, either (a) the aggregate initial margin and premiums required to establish commodity interest positions (if any) will not exceed 5% of the liquidation value of the Fund's portfolio or (b) the aggregate net notional value of the Fund's commodity interest positions (if any) will not exceed 100% of the liquidation value of the Fund's portfolio.

SVB Capital Management, LLC provides investment advisory services to investment funds, including funds previously managed by SVBFG's SVB Capital division ("Legacy SVB Capital"). The performance results of SVB Capital Management's Funds included throughout this presentation were attained by the investment professionals of SVB Capital Management while employed at Legacy SVB Capital. While under the management of employees at Legacy SVB Capital, the investment objectives, policies, and strategies of SVB Capital Funds were substantially similar in all material respects to those of SVB Capital Management's Funds. The investment management team intends to use the same analytical method for identifying potential investments for the Fund as those used while party of Legacy SVB Capital. The past performance of SVB Capital Funds is not indicative of the past or future performance of SVB Capital Management's Funds.

Investment is Speculative; Substantial Risk of Loss. An investment in interests in a fund is speculative and involves significant risks. An investor should understand such risks and have the financial ability and willingness to accept them for an indefinite period of time and the ability to sustain the loss of its entire investment. No assurance can be given that the Fund will be able to implement its investment strategy or achieve its investment objective or target return and investment results may vary substantially on a monthly, quarterly or annual basis. An investor's investment in the Fund should only comprise a portion of the investor's portfolio and should only serve as part of an overall investment strategy.

No Guarantee. The interests are not deposits in, obligations of, or guaranteed by the General Partner, SVB Capital Management, LLC or any of their affiliates, are not insured by the U.S. Federal Deposit Insurance Corporation, the U.S. Federal Reserve Board, or any other U.S. or non-U.S. governmental agency, and are subject to investment risks, including the possible loss of the principal amount invested. Any losses in the Fund are borne solely by investors in the Fund and such losses are generally not borne by SVB Capital Management, LLC or its affiliates.

svb Capital

SVB Capital Management | Proprietary and Confidential
Please see the important "Disclosures" section to help interpret the information and data provided in this presentation

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Arial (Headings) Arial (Body) C R E D I T D I S C L O S U R E S Additional Information Regarding Credit Funds I-VIII. Past performance is not an indication of future results, which may vary. It should not be assumed that any Fund’s existing investments or investments made in the future will be profitable or will equal the performance listed; a total loss of principal may occur. Importantly, Funds I-VII are managed by WestRiver Management, LLC (“WRM”) on a non-discretionary basis and Fund VIII was managed by WRM on a non-discretionary basis until December 23, 2020. On December 23, 2020, the principal employees of WRM involved in WRM’s management of Fund VIII joined the SVB Capital Credit Investment Team. On and after December 23, 2020, Fund VIII is managed by the SVB Capital Credit Investment Team on a discretionary basis and the SVB Capital Credit Investment Team provides investment advice to Funds I-VII on a non-discretionary basis. The performance information presented here includes performance information for Funds I-VII and for Fund VIII (including during the time period that WRM served as the non-discretionary manager for Fund VIII). Since the investment advice provided to Fund VIII prior to December 23, 2020 and all investment advice provided to Funds I-VII was on a non-discretionary basis, the Funds were not obligated to accept WRM’s (or, with respect to Funds I-VII since December 23, 2020, the SVB Capital Credit Investment Team’s) investment recommendations. Accordingly, there is no guarantee that the same returns would have been achieved if investment advice had been provided on a discretionary basis and there are no assurances that the SVB Capital Credit Investment Team will be able to replicate the performance previously achieved. Notes Regarding SVB Capital Credit Fund Performance Metrics. Financial information and performance metrics for the SVB Capital Credit Funds, where presented on an aggregated basis, are generally calculated by aggregating the commitments, investments and cash flows of the applicable funds and calculating performance metrics as if such commitments were made to, such investments were made by, and such cash flows were of, a single fund, subject to the additional assumptions described herein. Net performance metrics were calculated based on actual fee arrangements with limited partners for the applicable funds and, accordingly, reflect the impact of weighted average fees charged to the limited partners of such funds, except for Fund VIII which calculates Net Fund IRR, Net Fund TVPI and Net Fund DPI for a hypothetical limited partner paying a 2.0% management fee and 20% carried interest. The calculations take into account Funds I-VII using the methodology and assumptions described below. Funds I-V were each structured as a master fund that received capital commitments from two feeder vehicles (one feeder vehicle that initially directly at the feeder and subsequently indirectly at the master fund utilized leverage throughout the applicable fund’s term (collectively, “Levered Feeder Funds I-V”) and another feeder vehicle that indirectly at the master fund utilized leverage for only a portion of the applicable fund’s term (collectively, together with the Fund IV&V Co-Invest Fund, “Unlevered Feeder Funds I-V”). The Unlevered Feeder Funds I-V have been excluded from the calculation of net performance metrics, as such funds had a materially different leverage profile than the leverage profile expected for Growth Fund IX or Income Fund II. Instead, net performance metrics take into account the leverage applicable to Funds I-V by assuming that the direct and indirect leverage experience of Levered Feeder Funds I-V applied to the master fund for each such fund throughout its term and by excluding the Fund IV&V Co-Invest Fund, which did not utilize leverage (other than short term borrowings under a capital call facility) during its term. Certain Defined Terms. The below capitalized terms as used in this presentation have the meanings ascribed to them below: • Gross Investment IRR. The dollar-weighted internal rate of return on investments, unlevered and excluding fund expenses. • Gross Investment TVPI. The ratio of current value of remaining investments plus realized investment proceeds as of the applicable measurement date to total invested capital from inception to the applicable measurement date. SVB Capital Management ǀ Proprietary and Confidential Please see the important “Disclosures” section to help 8 interpret the information and data provided in this presentation